UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 19, 2009

CHINA HOLDINGS ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33804	61-1533071
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 N. West Street, Suite 1200 Wilmington, DE	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302)-295-4832

_______________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IMPORTANT NOTICES

In connection with the proposed acquisition, China Ceramics Co., Ltd., a wholly owned subsidiary of China Holdings Acquisition Corp. (“CHAC”), prepared a Registration Statement containing a proxy statement/prospectus.  A definitive proxy statement/prospectus and a form of proxy has been mailed to the stockholders of CHAC seeking their approval of the transaction. Before making any voting decision, CHAC’s stockholders are urged to read the proxy statement/ prospectus regarding the merger carefully and in its entirety because it will contain important information about the proposed merger.  CHAC’s stockholders are able to obtain, without charge, a copy of the proxy statement/prospectus and other relevant documents filed with the U.S. Securities and Exchange Commission from the Commission’s website at http://www.sec.gov. CHAC’s stockholders are also be able to obtain, without charge, a copy of the proxy statement/prospectus and other relevant documents (when available) by directing a request by mail to Mark L. Wilson at China Holdings Acquisition  Corp., 1000 North West Street Suite 1200,  Wilmington, DE. 19801 or by telephone at (302) 295-4832.  CHAC and its directors and officers may be deemed to be participants in the solicitation of proxies from  CHAC’s stockholders with respect to the proposed merger.  Information about CHAC’s directors and executive officers and their ownership of  CHAC’s common stock is set forth in the proxy statement/prospectus. Stockholders may obtain additional information regarding the interests of CHAC and its directors and executive officers in the merger, which may be different than those of  CHAC’s stockholders generally, by reading the proxy statement/prospectus filed under China Ceramics Co., Ltd. and other relevant documents regarding the proposed merger.

Item 8.01 Other Events

On November 19, 2009, certain of the pre-initial public offering stockholders (the “Stockholders”) of China Holdings Acquisition Corp. (“CHAC”) entered into an agreement with Dorset Management Corporation (“Dorset”) pursuant to which the Stockholders agreed to transfer an aggregate of 350,000 shares of their CHAC common stock to Dorset (after the expiration of lock-up periods agreed to by the Stockholders  in CHAC’s initial public offering) and Dorset agreed to vote in favor of the transaction and not redeem their shares of CHAC common stock.  In connection with the agreement, the Stockholders agreed to transfer any registration rights such stockholders possessed to Dorset and CHAC agreed to grant Dorset registration rights equivalent to those possessed by the Stockholders on all shares of CHAC common stock owned by them.  CHAC is not issuing any additional securities in connection with this agreement.

This agreement will reduce the number of shares voting against the transaction and increase the likelihood of the transaction being completed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA HOLDINGS ACQUISITION CORP.

Dated: November 19, 2009	By:	/s/ Paul K. Kelly
Name: Paul K. Kelly
Title: Chairman and Chief Executive Officer

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